                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

                        AMERICAN HONDA RECEIVABLES CORP.,
                                  as Depositor,



                                       and


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                as Owner Trustee


                         ------------------------------

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                             Dated February 28, 2001

                         ------------------------------


                                                          TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----
                                                             ARTICLE ONE
                                                             DEFINITIONS

         Section 1.01.     General Definitions....................................................................1
         Section 1.02.     Other Definitional Provisions..........................................................4
         Section 1.03.     Interpretive Provisions................................................................4

                                                             ARTICLE TWO
                                                            ORGANIZATION

         Section 2.01.     Name...................................................................................6
         Section 2.02.     Office.................................................................................6
         Section 2.03.     Purposes and Powers....................................................................6
         Section 2.04.     Appointment of Owner Trustee...........................................................7
         Section 2.05.     Initial Capital Contribution of Owner Trust Estate.....................................7
         Section 2.06.     Declaration of Trust...................................................................7
         Section 2.07.     Liability of Owners....................................................................7
         Section 2.08.     Title to Trust Property................................................................8
         Section 2.09.     Situs of Issuer........................................................................8
         Section 2.10.     Representations and Warranties of the Depositor........................................8

                                                            ARTICLE THREE
                                            TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         Section 3.01.     Initial Ownership......................................................................9
         Section 3.02.     The Trust Certificates.................................................................9
         Section 3.03.     Authentication and Delivery of Trust Certificates.....................................10
         Section 3.04.     Registration of Transfer and Exchange of Trust Certificates...........................10
         Section 3.05.     Mutilated, Destroyed, Lost or Stolen Trust Certificates...............................12
         Section 3.06.     Persons Deemed Owners.................................................................12
         Section 3.07.     Access to List of Certificateholders' Names and Addresses.............................12
         Section 3.08.     Maintenance of Office or Agency.......................................................12
         Section 3.09.     Appointment of Paying Agent...........................................................13
         Section 3.10.     Definitive Trust Certificates.........................................................13
         Section 3.11.     Repayment of Trust Certificates.......................................................13

                                                            ARTICLE FOUR
                                                      ACTIONS BY OWNER TRUSTEE

         Section 4.01.     Prior Notice to Owners with Respect to Certain Matters................................14
         Section 4.02.     Action by Owners with Respect to Certain Matters......................................14
         Section 4.03.     Action by Owners with Respect to Bankruptcy...........................................15
         Section 4.04.     Restrictions on Owners' Power.........................................................15
         Section 4.05.     Majority Control......................................................................15

                                                            ARTICLE FIVE
                                             APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01.     Establishment of Trust Account........................................................15
         Section 5.02.     Application of Trust Funds............................................................16
         Section 5.03.     Method of Payment.....................................................................16
         Section 5.04.     No Segregation of Monies, No Interest.................................................16
         Section 5.05.     Accounting and Reports to Owners, Internal Revenue Service and Others.................16

                                                             ARTICLE SIX
                                                AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01.     General Authority.....................................................................17
         Section 6.02.     General Duties........................................................................17
         Section 6.03.     Action Upon Instruction...............................................................18
         Section 6.04.     No Duties Except as Specified in this Agreement or in Instructions....................18
         Section 6.05.     No Action Except Under Specified Documents or Instructions............................19
         Section 6.06.     Restrictions..........................................................................19

                                                            ARTICLE SEVEN
                                                    CONCERNING THE OWNER TRUSTEE

         Section 7.01.     Acceptance of Trusts and Duties.......................................................19
         Section 7.02.     Furnishing of Documents...............................................................20
         Section 7.03.     Representations and Warranties........................................................20
         Section 7.04.     Reliance, Advice of Counsel...........................................................21
         Section 7.05.     Not Acting in Individual Capacity.....................................................22
         Section 7.06.     Owner Trustee Not Liable for Trust Certificates or Receivables........................22
         Section 7.07.     Owner Trustee May Own Trust Certificates and Notes....................................22

                                                            ARTICLE EIGHT
                                                    COMPENSATION OF OWNER TRUSTEE

         Section 8.01.     Owner Trustee's Fees and Expenses.....................................................23
         Section 8.02.     Indemnification.......................................................................23
         Section 8.03.     Payments to the Owner Trustee.........................................................23

                                                            ARTICLE NINE
                                                   TERMINATION OF TRUST AGREEMENT

         Section 9.01.     Termination of Trust Agreement........................................................23

                                                             ARTICLE TEN
                                               SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

         Section 10.01.    Eligibility Requirements for Owner Trustee............................................25
         Section 10.02.    Resignation or Removal of Owner Trustee...............................................25
         Section 10.03.    Successor Owner Trustee...............................................................25
         Section 10.04.    Merger or Consolidation of Owner Trustee..............................................26
         Section 10.05.    Appointment of Co-Trustee or Separate Trustee.........................................26

                                                           ARTICLE ELEVEN
                                                            MISCELLANEOUS

         Section 11.01.    Supplements and Amendments............................................................27
         Section 11.02.    No Legal Title to Owner Trust Estate in Owner.........................................29
         Section 11.03.    Limitations on Rights of Others.......................................................29
         Section 11.04.    Notices...............................................................................29
         Section 11.05.    Severability..........................................................................29
         Section 11.06.    Separate Counterparts.................................................................29
         Section 11.07.    Successors and Assigns................................................................29
         Section 11.08.    No Petition...........................................................................30
         Section 11.09.    No Recourse...........................................................................30
         Section 11.10.    Headings..............................................................................30
         Section 11.11.    Governing Law.........................................................................30
         Section 11.12.    Trust Certificates Nonassessable and Fully Paid.......................................30
         Section 11.13.    Depositor Payment Obligation..........................................................30

                                                              EXHIBITS

         Exhibit A - Form of Trust Certificate...............................................................A-1
         Exhibit B - Form of Seller Certificate..............................................................B-1
         Exhibit C - Form of Investment Letter...............................................................C-1
         Exhibit D - Form of Rule 144A Letter................................................................D-1

         This Amended and Restated Trust Agreement, dated February 28, 2001, is between American Honda Receivables Corp., a California corporation, as depositor (the "Depositor"), and Chase Manhattan Bank USA, National Association, a national banking association, as trustee (the "Owner Trustee").

         WHEREAS, Honda Auto Receivables 2001-1 Owner Trust has been created pursuant to a trust agreement, dated as of January 30, 2001, between the Depositor and the Owner Trustee (the "Initial Trust Agreement"); and

         WHEREAS, the parties hereto are entering into this amended and restated trust agreement pursuant to which, among other things, the Initial Trust Agreement will be amended and restated and $58,747,937.34 aggregate principal amount of Asset Backed Certificates will be issued;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. GENERAL DEFINITIONS. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "ADMINISTRATION AGREEMENT" means the administration agreement, dated as of February 1, 2001, among the Issuer, the Indenture Trustee, the Depositor and AHFC, as amended or supplemented from time to time.

         "ADMINISTRATOR" means AHFC, as Administrator under the Administration Agreement, and its successors in such capacity.

         "AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

         "AHFC" means American Honda Finance Corporation, and its successors.

         "AHRC" means American Honda Receivables Corp., and its successors.

         "APPLICANTS" shall have the meaning specified in Section 3.07.

         "BENEFIT PLAN" means (i) an employee benefit plan (as such term is defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL.C. Section 3801 ET SEQ., as the same may be amended from time to time.

         "CERTIFICATE BALANCE" means, with respect to any Trust Certificate, the original certificate balance of such Trust Certificate minus all payments on such Trust Certificate with respect to principal.

         "CERTIFICATE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 5.01.

         "CERTIFICATE OF TRUST" means the Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Business Trust Statute, substantially in the form of Exhibit A to the Initial Trust Agreement.

         "CERTIFICATE RATE" means the 5.560% per annum calculated on the basis of a 360 day year of twelve 30 day months.

         "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" means the register maintained and the registrar (or any successor thereto) appointed pursuant to
Section 3.04.

         "CERTIFICATEHOLDER" or "HOLDER" means a Person in whose name a Trust Certificate is registered.

         "CLOSING DATE" means February 28, 2001.

         "CODE" means the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "COMMISSION" means the Securities and Exchange Commission, and its successors.

         "CORPORATE TRUST OFFICE" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1201 North Market Street, 8th Floor, Wilmington, Delaware 19801, or at such other address as the Owner Trustee may designate by notice to the Owners and, the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Owners and the Depositor.

         "DEPOSITOR" means AHRC in its capacity as depositor hereunder.

         "DTC" means The Depository Trust Company, and its successors.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXPENSES" means all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable out-of-pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever.

         "INDEMNIFIED PARTIES" means the Owner Trustee and its successors, assigns, agents and any co-trustee.

         "INDENTURE" means the indenture dated as of February 1, 2001 between the Issuer and U.S. Bank National Association, as indenture trustee.

         "INVESTMENT LETTER" means a letter delivered in connection with the transfer of a Trust Certificate pursuant to Section 3.04(a), substantially in the form of Exhibit C.

         "ISSUER" means the Honda Auto Receivables 2001-1 Owner Trust, and its successors.

         "OPINION OF COUNSEL" means one or more written opinions of counsel, who may be an employee of or counsel to the Seller, the Depositor or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or each Rating Agency, as applicable.

         "ORIGINAL CERTIFICATE BALANCE" means $58,747,937.34.

         "OWNER" means each Holder of a Trust Certificate.

         "OWNER TRUST ESTATE" means all right, title and interest of the Issuer in and to the property and rights assigned to the Issuer pursuant to Article Two of the Sale and Servicing Agreement, all funds on deposit from time to time in the Accounts and the Certificate Distribution Account, all other property of the Issuer from time to time, including any rights of the Owner Trustee and the Issuer pursuant to the Sale and Servicing Agreement and the Administration Agreement and all proceeds of the foregoing.

         "OWNER TRUSTEE" means Chase Manhattan Bank USA, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.09.

         "PERCENTAGE INTEREST" means, as to any Trust Certificate, (i) the original certificate balance for such Trust Certificate, as specified on the face thereof, divided by (ii) the Original Certificate Balance; provided, that in determining whether the Holders of the requisite portion or percentage of the Trust Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Trust Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance (unless such Persons own 100% of the Trust Certificates), except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Trust Certificates that the Indenture Trustee and the Owner Trustee have actual knowledge of being so owned shall be so disregarded. Trust Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Trust Certificates and that the pledgee is not the Issuer, any other obligor upon the Trust Certificates, the Seller or any Affiliate of any of their respective Affiliates. Neither the Indenture
Trustee nor the Owner Trustee shall incur any liability to any person in determining whether a pledgee has the right to act with respect to such Trust Certificates.

         "RECORD DATE" means the day immediately preceding the Payment Date so long as the securities are in book-entry form, and the last day of the month preceding the Payment Date if the securities are issued in definitive form.

         "REQUIRED RATING" means, with respect to any entity, that such entity (or the parent of such entity) has a rating of at least BBB- by Standard & Poor's and at least Baa3 by Moody's.

         "RULE 144A LETTER" means a letter delivered in connection with the transfer of a Trust Certificate pursuant to Section 3.04(a), substantially in the form attached hereto as Exhibit D.

         "SALE AND SERVICING AGREEMENT" means the sale and servicing agreement, dated as of February 1, 2001, among the Issuer, the Depositor and AHFC, as servicer, as amended or supplemented from time to time.

         "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLER CERTIFICATE" means a certificate of transfer delivered in connection with the transfer of a Trust Certificate pursuant to Section 3.04(a), substantially in the form of Exhibit B.

         "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "TRUST CERTIFICATE" means a certificate evidencing the beneficial interest of an Owner in the Trust, substantially in the form of Exhibit A.

         Section 1.02. OTHER DEFINITIONAL PROVISIONS.

         (a) Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in the Sale and Servicing Agreement or the Indenture, as the case may be.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         Section 1.03. INTERPRETIVE PROVISIONS.

                  (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01" and the like shall refer to the applicable Section of this Agreement,
         (iv) the term "include", and all variations thereof shall mean "include without limitation",

         (v) the term "or" shall include "and/or" and (vi) the term "proceeds" shall have the meaning set forth in the applicable UCC.

                  (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                   ARTICLE TWO

                                  ORGANIZATION

         Section 2.01. NAME. The trust created hereby shall be known as the "Honda Auto Receivables 2001-1 Owner Trust", in which name the Owner Trustee may conduct the business of the Issuer, make and execute contracts and other instruments and sue and be sued, to the extent herein provided.

         Section 2.02. OFFICE. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners and the Depositor.

         Section 2.03. PURPOSES AND POWERS.

                 (a) The sole purpose of the Issuer is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:

                     (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates;

                     (ii) with the proceeds of the sale of the Notes and the Trust Certificates, to purchase the Receivables, to fund the Reserve Fund and the Yield Supplement Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

                     (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                     (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                     (v) to engage in those activities, including entering into agreements, that are necessary to accomplish the foregoing or are incidental thereto or connected therewith; and

                     (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders.

                 (b) The Issuer is hereby authorized to engage in the foregoing activities. The Issuer shall not engage in any activities other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

         Section 2.04. APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

         The Owner Trustee may engage, in the name of the Issuer or in its own name on behalf of the Issuer, in the activities of the Issuer, make and execute contracts on behalf of the Issuer and sue on behalf of the Issuer.

         Section 2.05. INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1,000.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         Section 2.06. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Owners, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, (i) so long as there is a sole Owner, the Issuer shall be treated as a security arrangement, with the assets of the Issuer being the Receivables and other assets held by the Issuer, the owner of the Receivables being the sole Owner and the Notes being non-recourse debt of the sole Owner and (ii) if there is more than one Owner, the Issuer shall be treated as a partnership for income and franchise tax purposes, with the assets of the partnership being the Receivables and other assets held by the Issuer and with the partners of the partnership being the Owners and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute for the sole purpose and to the extent necessary to accomplish the purpose of the Issuer as set forth in Section 2.03(a).

         Section 2.07. LIABILITY OF OWNERS. The Owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         Section 2.08. TITLE TO TRUST PROPERTY. Legal title to the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09. SITUS OF ISSUER. The Issuer will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the states of Delaware or New York. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in, and payments will be made by the Issuer only from, the states of Delaware, Texas or New York. The only office of the Issuer will be at the Corporate Trust Office.

         Section 2.10. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Owner Trustee that:

                 (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

                 (b) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                 (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee as part of the Owner Trust Estate and the Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

                 (d) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law.

                 (e) The execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

                 (f) There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                                  ARTICLE THREE

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         Section 3.01. INITIAL OWNERSHIP. Upon the formation of the Issuer by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Issuer.

         Section 3.02. THE TRUST CERTIFICATES. The Trust Certificates shall be issued in minimum denominations of $100,000 and integral multiples thereof; provided, however, that one Trust Certificate may be issued in such denomination as required to include any residual amount. The Trust Certificates shall be executed by the Owner Trustee on behalf of the Issuer by manual or facsimile signature of an authorized officer of the Owner Trustee and shall have deemed to have been validly issued when so executed. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and binding obligations of the Issuer and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

         A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

         Section 3.03. AUTHENTICATION AND DELIVERY OF TRUST CERTIFICATES. On the Closing Date, the Owner Trustee shall cause to be authenticated and delivered upon the order of the Depositor, in exchange for the Receivables and the other assets of the Issuer, simultaneously with the sale, assignment and transfer to the Issuer of the Receivables, and the constructive delivery to the Issuer of the Receivable Files and the other assets of the Issuer, Trust Certificates duly authenticated by the Owner Trustee, in authorized denominations equaling in the aggregate the Original Certificate Balance and evidencing the entire ownership of the Issuer. No Trust Certificate shall entitle its Holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its authenticating agent, by manual signature; and such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. Upon issuance, authentication and delivery pursuant to the terms hereof, the Trust Certificates will be entitled to the benefits of this Agreement. The authenticating agent of the Owner Trustee shall be The Chase Manhattan Bank. Whenever, in any Basic Document, a reference is made to authentication by the Owner Trustee, such reference shall include authentication by the authenticating agent.

         Section 3.04. REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST CERTIFICATES.

                 (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Chase Manhattan Bank is hereby appointed as initial Certificate Registrar. Upon any resignation of the initial Certificate Registrar, the Owner Trustee shall promptly appoint a successor thereto.

                 The Trust Certificates have not been registered under the Securities Act or listed on any securities exchange. No transfer of a Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Holder desiring to effect such transfer and such Holder's prospective transferee shall each certify to the Issuer in writing the facts surrounding the transfer in the form of a Seller Certificate and Investment Letter or a Rule 144A Letter. Except in the case of a transfer as to which the proposed transferee has provided a Rule 144A Letter, there shall also be delivered to the Issuer an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and an Opinion of Counsel or memorandum of law that such transfer may be made pursuant to an exemption from state securities laws, which Opinion(s) of Counsel and memorandum of law shall not be an expense of the Issuer or the Owner Trustee. The Depositor shall provide to any Holder of a Trust Certificate and any prospective transferee designated by any such Holder, information regarding the Trust Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Trust Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of a Trust Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws. The Owner Trustee on behalf of the Issuer shall cause each Trust Certificate to contain a legend in the form set forth on the form of Trust Certificate attached hereto as Exhibit A.

                 (b) Upon surrender for registration of transfer of any Trust Certificate at the office of the Certificate Registrar and subject to the satisfaction of the preceding paragraph, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate original certificate balance dated the date of authentication by the Owner Trustee or any authenticating agent; provided that prior to such execution, authentication and delivery, the Owner Trustee shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Issuer to be characterized, as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for federal income tax purposes. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate original certificate balance upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

                 (c) At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates in authorized denominations of a like aggregate original certificate balance upon surrender of the Trust Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Trust Certificates are so surrendered for exchange, the Owner Trustee on behalf of the Issuer shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) the Trust Certificates that the Certificateholder making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing.

                 (d) No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

                 (e) The Trust Certificates may not be acquired by or for the account of a Benefit Plan. No transfer of a Trust Certificate shall be made unless the prospective transferee has certified to the Issuer in writing that it is not a Benefit Plan.

                 (f) All Trust Certificates surrendered for registration of transfer or exchange, if surrendered to the Issuer or any agent of the Owner Trustee or the Issuer under this Agreement, shall be delivered to the Owner Trustee and promptly cancelled by it, or, if surrendered to the Owner Trustee, shall be promptly cancelled by it, and no Trust Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Owner Trustee shall dispose of cancelled Trust Certificates in accordance with its normal practice.

                 (g) The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

         Section 3.05. MUTILATED, DESTROYED, LOST OR STOLEN TRUST CERTIFICATES. If (i) any mutilated Trust Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate in an authorized denomination and of a like original certificate balance. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         Section 3.06. PERSONS DEEMED OWNERS. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.

         Section 3.07. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 51% of the Percentage Interests of the Trust Certificates (hereinafter referred to as the "Applicants"), apply in writing to the Owner Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.08. MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attention: Institutional Trust Services, as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.09. APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Sections 5.02 and 5.03 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be The Chase Manhattan Bank, and any co-paying agent chosen by the Paying Agent that is acceptable to the Owner Trustee. Each Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that The Chase Manhattan Bank shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04, 8.01 and 8.02 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 3.10. DEFINITIVE TRUST CERTIFICATES. The Trust Certificates, upon original issuance, will be issued in definitive, fully registered form.

         Section 3.11. REPAYMENT OF TRUST CERTIFICATES. In the event of an optional purchase pursuant to Section 8.01 (a) of the Sale and Servicing Agreement, the Trust Certificates will be prepaid in whole, but not in part, at an aggregate prepayment price equal to the aggregate Certificate Balance of all the Trust Certificates plus accrued interest thereon at the Certificate Rate.

                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. PRIOR NOTICE TO OWNERS WITH RESPECT TO CERTAIN MATTERS. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

         (b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Owners;

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Owners; or

         (f) the appointment pursuant to the Indenture of a successor Note Registrar, paying agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         Section 4.02. ACTION BY OWNERS WITH RESPECT TO CERTAIN MATTERS. Subject to the provisions and limitations of Section 4.04, the Owner Trustee shall not have the power, except upon the direction of the Owners, to (i) remove the Administrator pursuant to Section 1.09 of the Administration Agreement, (ii) appoint a successor Administrator pursuant to Section 1.09 of the Administration Agreement, (iii) remove the Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement, (iv) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture, or (v) authorize the merger or consolidation of the Issuer with or into any other business trust or entity (other than in accordance with Section 3.10 of the Indenture). The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

         Section 4.03. ACTION BY OWNERS WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Owners (including the Depositor) and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Issuer is insolvent.

         Section 4.04. RESTRICTIONS ON OWNERS' POWER. The Owners shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to the purpose of the Issuer as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.05. MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates at the time of the delivery of such notice.

                                  ARTICLE FIVE

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.01. ESTABLISHMENT OF TRUST ACCOUNT. The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain (or shall cause to be established and maintained) in the name of the Issuer an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         The Issuer shall possess all right, title and interest in funds on deposit from time to time in the Certificate Distribution Account and in the proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account. Monies on deposit in the Certificate Distribution Account may be invested in Eligible Investments upon the terms set forth in Section 4.01 of the Sale and Servicing Agreement, as if the Certificate Distribution Account were an "Account". Earnings on investments of funds in the Certificate Distribution Account shall be paid to the Servicer as part of the Supplemental Servicing Fee and any losses and investment expenses shall be charged against the funds in such account.

         Section 5.02. APPLICATION OF TRUST FUNDS.

         (a) On each Payment Date, the Paying Agent will distribute to Certificateholders, on the basis of the Percentage Interest evidenced by their Trust Certificates, amounts deposited in the Certificate Distribution Account pursuant to Section 4.06 of the Sale and Servicing Agreement with respect to such Payment Date.

         (b) On each Payment Date, the Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Servicer pursuant to Section 4.10 of the Sale and Servicing Agreement with respect to such Payment Date.

         (c) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c).

         Section 5.03. METHOD OF PAYMENT. Subject to Section 9.01(c) respecting the final payment upon retirement of each Trust Certificate, distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the related Record Date by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         Section 5.04. NO SEGREGATION OF MONIES; NO INTEREST. Subject to Sections 5.01 and 5.02, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         Section 5.05. ACCOUNTING AND REPORTS TO OWNERS, INTERNAL REVENUE SERVICE AND OTHERS. The Owner Trustee shall maintain (or cause to be maintained) the books of the Issuer on a fiscal year basis ending March 31 of each year and the accrual method of accounting. In addition, the Issuer shall deliver to each Owner such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable each Owner to prepare its federal and state income tax returns. Consistent with the Issuer's characterization for tax purposes, as a security arrangement for the issuance of non-recourse debt, no federal income tax return shall be filed on behalf of the Issuer unless either (i) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Issuer is required to file such a return. Neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose. In the event that the Issuer is required to file tax returns, the Owner Trustee shall prepare or shall cause to be prepared any tax returns required to be filed by the Issuer and shall remit such returns to the Depositor (or if the Depositor no longer owns any Certificates, the Owner designated for such purpose by the Depositor to the Owner Trustee in writing) at least five days before such returns are due to be filed. The Depositor (or such designee Owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In no event shall the Owner Trustee or the Depositor (or such designee Owner, as applicable) be liable for any liabilities, costs or expenses of the Issuer or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Depositor (or such designee Owner, as applicable), as the case may be, in breach of its obligations under this Agreement.

                                   ARTICLE SIX

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. GENERAL AUTHORITY. Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party and any amendment or other agreement, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

         Section 6.02. GENERAL DUTIES. Subject to the provisions and limitations of Sections 2.03 and 2.06, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Issuer is a party and to administer the Issuer in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         Section 6.03. ACTION UPON INSTRUCTION.

         (a) Subject to Article Four, in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article Four.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         Section 6.04. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens (other than the lien of the Indenture) on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.05. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the Basic Documents and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06. RESTRICTIONS. The Owner Trustee shall not take any action
(i) that is inconsistent with the purposes of the Issuer set forth in Section
2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would result in the Issuer's becoming taxable as a corporation for federal or state income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE SEVEN

                          CONCERNING THE OWNER TRUSTEE

         Section 7.01. ACCEPTANCE OF TRUSTS AND DUTIES. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in
Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment made in good faith by the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner or Owners;

         (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the

Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any Basic Document, including the principal of and interest on the Notes or the Trust Certificates;

         (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Owner, other than as expressly provided for in the Basic Documents;

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Depositor, the Indenture Trustee or the Servicer under any Basic Document or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Seller under the Sale and Servicing Agreement or any other Person under any of the Basic Documents; and

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

         Section 7.02. FURNISHING OF DOCUMENTS.

         The Owner Trustee shall furnish to the Owners, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         Section 7.03. REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor and the Owners, that:

         (a) it is a national banking association duly organized and validly existing under the laws of the United States of America; it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

         (b) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

         (c) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws; and

         (d) this Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or in law; and

         (e) the execution, delivery and performance by the Owner Trustee of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter documents or bylaws of the Owner Trustee, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Owner Trustee is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); and

         (f) there are no proceedings or investigations pending or, to the Owner Trustee's actual knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties: (i) asserting the invalidity of this Agreement or (ii) seeking any determination or ruling that might materially and adversely affect the performance by the Owner Trustee of its obligations under, or the validity or enforceability of, this Agreement.

         Section 7.04. RELIANCE, ADVICE OF COUNSEL.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee, for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Basic Document.

         Section 7.05. NOT ACTING IN INDIVIDUAL CAPACITY. Except as otherwise provided in this Article, in accepting the trusts hereby created Chase Manhattan Bank USA, National Association, acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.06. OWNER TRUSTEE NOT LIABLE FOR TRUST CERTIFICATES OR RECEIVABLES. The recitals contained herein and in the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates and the representations and warranties in Section 7.03) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         Section 7.07. OWNER TRUSTEE MAY OWN TRUST CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE EIGHT

                          COMPENSATION OF OWNER TRUSTEE

         Section 8.01. OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and upon the formation of the Issuer, the Owner Trustee shall be entitled to be reimbursed by the Issuer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 8.02. INDEMNIFICATION. The Issuer shall be liable as primary obligor for, and shall indemnify the Indemnified Parties from and against, any and all Expenses which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or any other Indemnified Party hereunder, except only that the Issuer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor (or if the Depositor is no longer an owner, the designee of the Depositor), which approval shall not be unreasonably withheld.

         Section 8.03. PAYMENTS TO THE OWNER TRUSTEE. Any amounts paid to the Owner Trustee pursuant to this Article shall be deemed not to be a part of the Owner Trust Estate immediately after such payment. Any amounts owing to the Owner Trustee under this Agreement or the other Basic Documents shall constitute a claim against the Owner Trust Estate.

                                  ARTICLE NINE

                         TERMINATION OF TRUST AGREEMENT

         Section 9.01. TERMINATION OF TRUST AGREEMENT.

         (a) This Agreement (other than Article Eight) and the Issuer shall terminate and be of no further force or effect upon the earlier to occur of (i) the purchase on any Payment Date by the Seller or the Servicer, or any successor Servicer, at its option, pursuant to Section 8.01(a) of the Sale and Servicing Agreement, of the Owner Trust Estate other than the Accounts and the Certificate Distribution Account, (ii) the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article Five or (iii) the Payment Date next succeeding the month which is one year after the maturity or other liquidation of the last

Receivable and the disposition of any amount received upon liquidation of any property remaining in the Owner Trust Estate. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (i) operate to terminate this Agreement or the Issuer, (ii) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), neither of the Depositor nor any Owner shall be entitled to revoke or terminate the Issuer.

         (c) The outstanding Trust Certificates are subject to redemption in whole, but not in part, pursuant to Section 8.01 of the Sale and Servicing Agreement; provided that the Issuer has available funds sufficient to pay the aggregate Certificate Balance of all the Trust Certificates, together with accrued interest at the Certificate Rate to but excluding the Payment Date. Notice of any termination of the Issuer, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to
Section 8.01(b) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent in The City of New York therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.02. The Owner Trustee shall promptly notify each Rating Agency upon the final payment of the Trust Certificates.

         (d) In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, in its capacities as Depositor and as Holder of such Certificate.

         (e) Upon the winding up of the Issuer and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with
Section 3810 of the Business Trust Statute.

                                   ARTICLE TEN

                     SUCCESSOR AND ADDITIONAL OWNER TRUSTEES

         Section 10.01. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times (i) be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute, (ii) be authorized to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $50,000,000, (iv) be subject to supervision or examination by federal or state authorities and (v) have the Required Rating. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.02. RESIGNATION OR REMOVAL OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition at the Issuer's expense any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees and expenses owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         Section 10.03. SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and each Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Section 10.04. MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to
Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency.

         Section 10.05. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01, except that such co-trustee or successor trustee shall have the Required Rating, and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         Section 11.01. SUPPLEMENTS AND AMENDMENTS.

         (a) This Agreement may be amended by the parties hereto with prior written notice to each Rating Agency, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         (b) This Agreement may also be amended from time to time by the parties hereto, with prior written notice to each Rating Agency, with the consent of the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates and, if such amendment materially and adversely affects the interests of the Noteholders, with the consent of Holders (as such term is defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (ii) increase or reduce any Interest Rate or Certificate Rate or (iii) reduce the aforesaid percentage of the Outstanding Amount of the Notes or of the Percentage Interests evidenced by the Trust Certificates required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Trust Certificates affected thereby.

         (c) Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, the Administrator and each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         (f) In connection with the execution of any amendment to this Agreement or any other basic Document to which the Issuer is a party and for which amendment the Owner Trustee's consent is sought, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel to the effect that the execution of such amendment is authorized or permitted by this Agreement or such other Basic Document, as the case may be, and that all conditions precedent in this Agreement or such other Basic Document, as the case may be, for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 11.02. NO LEGAL TITLE TO OWNER TRUST ESTATE IN OWNER. The Owner shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 11.03. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Indemnified Parties, the Depositor, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04. NOTICES.

         (a) Unless otherwise expressly specified or permitted by the terms hereof, all demands, notices and communications under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or sent via facsimile transmission (followed by hard copy by overnight delivery) and shall be deemed to have been duly given upon receipt (i) in the case of the Owner Trustee, at the Corporate Trust Office, Attention:
Institutional Trust, (ii) in the case of the Depositor, to American Honda Receivables Corp., 700 Van Ness Avenue, Building 300, Torrance, California 90501, Attention: President or (iii) as to either party, at such other address as shall be designated by such party in a written notice to the other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.05. SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

         Section 11.06. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assigns, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

         Section 11.08. NO PETITION. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating tot he Trust Certificates, the Notes, this Agreement or any other Basic Document.

         Section 11.09. NO RECOURSE. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the issuer only and do not represent interests in or obligations of the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Trust Certificates, this Agreement or any other Basic Document.

         Section 11.10. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12. TRUST CERTIFICATES NONASSESSABLE AND FULLY PAID. Certificateholders shall not be personally liable for obligations of the Issuer. The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon the authentication thereof by the Owner Trustee pursuant to Section 3.03, 3.04 or 3.05, the Trust Certificates are and shall be deemed fully paid.

         Section 11.13. DEPOSITOR PAYMENT OBLIGATION. The Depositor shall be responsible for payment of the Administrator's compensation under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder. In addition, the Depositor shall be responsible for the payment of all fees and expenses of the Issuer and the Trustees paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   AMERICAN HONDA RECEIVABLES CORP.,
                                            as Depositor

                                   By: /s/ Y. Kohama
                                       ----------------------------------------
                                       Name: Y. Kohama
                                       Title: Vice President

                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee

                                   By: /s/ John J. Cashin
                                       ----------------------------------------
                                       Name: John J. Cashin
                                       Title: Vice President

                                                                       EXHIBIT A

                            FORM OF TRUST CERTIFICATE

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN
SECTION 3.04 OF THE TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.

NUMBER: R-1                          Initial Certificate Balance: $58,747,937.34

                    HONDA AUTO RECEIVABLES 2001-1 OWNER TRUST

                         5.560% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Issuer, as defined below, the property of which includes a pool of retail installment sale or conditional sale contracts secured by new and used Honda and Acura motor vehicles.

         (This Trust Certificate does not represent an interest in or obligation of American Honda Receivables Corp., American Honda Finance Corporation or any of their respective affiliates.)

         THIS CERTIFIES THAT ____________________________ is the registered owner of a 100 PERCENT nonassessable, fully-paid, undivided interest in the Honda Auto Receivables 2001-1 Owner Trust (the "Issuer"), formed by American Honda Receivables Corp., a California corporation (the "Depositor").

         The Issuer was created pursuant to a Trust Agreement dated as of January 30, 2001, as amended and restated by an Amended and Restated Trust Agreement dated February 28, 2001 (as amended or supplemented from time to time, the "Trust Agreement"), between the Depositor and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement.

         This Trust Certificate is one of the duly authorized certificates designated as "Asset Backed Certificates" (the "Trust Certificates"). Issued under an Indenture dated as of February 1, 2001 (the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee, are four classes of Notes designated as "Class A-1 5.270% Asset Backed Notes," "Class A-2 5.150% Asset Backed Notes", "Class A-3 5.360% Asset Backed Notes" and "Class A-4 5.560% Asset Backed Notes" (collectively, the "Notes"). This Trust Certificate is issued under and is subject to terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate, by virtue of its acceptance thereof, assents and by which such Holder is bound. The property of the Issuer includes, among other things, a pool of retail installment sale or conditional sale contracts for new and used Honda and Acura motor vehicles (collectively, the "Receivables"), all monies received on or in respect of the Receivables on or after February 1, 2001, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

         It is the intent of the Depositor, the Servicer and the Certificateholder that, for purposes of federal income, state and local income tax and any other income taxes, the Issuer will be treated as a security arrangement for the issuance of debt by the sole Certificateholder. The purchaser hereof, by acceptance of the Trust Certificates, agrees to treat, and to take no action inconsistent with the above treatment for so long as it is the sole Owner.

         Solely in the event the Trust Certificates are held by more than a single Owner, it is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Issuer will be treated as a partnership and the Certificateholders will be treated as partners in the partnership. The purchaser hereof and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Issuer.

         Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings , or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any other Basic Document.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                       HONDA AUTO RECEIVABLES 2001-1 OWNER TRUST

                                                By: CHASE MANHATTAN BANK USA,
                                                NATIONAL ASSOCIATION,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                       By:
                                          -------------------------------------
                                                Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

THE CHASE MANHATTAN BANK,              OR       CHASE MANHATTAN BANK USA,
not in its individual capacity but              NATIONAL ASSOCIATION,
solely as Authenticating Agent                  not in its individual capacity
                                                but solely as Owner Trustee



By:                                             By:                            ,
   -----------------------------                   -----------------------------
       Authorized Signatory                            Authorized Signatory

                         [REVERSE OF TRUST CERTIFICATE]

         The Trust Certificates do not represent an obligations of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any of their respective affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal officer of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the parties thereto with the consent of the Holders of the Trust Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Percentage Interests evidenced by the outstanding Trust Certificates, or a majority of the outstanding principal balance of the Notes of each such class. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registrable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates evidencing the same original certificate balance in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attention: Institutional Trust Services.

         Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates evidencing the same aggregate original certificate balance, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer of the Receivables may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Issuer will effect early retirement of the Trust Certificates; provided, however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

         The Trust Certificates may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE

                                        ---------------, ----

[Seller]

--------------------------
--------------------------
--------------------------

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION
1201 North Market Street
8th Floor
Wilmington, Delaware 19801

         Re:  Honda Auto Receivables 2001-1 Owner Trust
              Asset Backed Certificates
              -----------------------------------------

Dear Sirs:

         In connection with out disposition of the above-referenced Asset Backed Certificates (the "Certificates") we certify that (i) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (ii) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                             Very truly yours,

                                             [NAME OF TRANSFEROR]


                                             By
                                               ---------------------------------
                                                     Authorized Officer

                                                                       EXHIBIT C

                            FORM OF INVESTMENT LETTER

                                         ---------------, ----

Seller

--------------------------
--------------------------
--------------------------

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION
1201 North Market Street
8th Floor
Wilmington, Delaware 19801

         Re:  Honda Auto Receivables 2001-1 Owner Trust
              Asset Backed Certificates
              -----------------------------------------

Dear Sirs:

         In connection with our acquisition of the above-referenced Asset Backed Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below),
(e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws,
(f) we are not a Benefit Plan and (g) we will not sell, or otherwise dispose of any Certificates unless (i) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addresses of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (ii) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (iii) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust

Agreement dated as of February 1, 2001, between American Honda Receivables Corp. and Chase Manhattan Bank USA, National Association, as Owner Trustee.

                                           Very truly yours,

                                           [NAME OF TRANSFEROR]


                                           By
                                             -----------------------------------
                                                    Authorized Officer

                                                                       EXHIBIT D

                            FORM OF RULE 144A LETTER

                                         ---------------, ----

[Seller]

--------------------------
--------------------------
--------------------------

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION
1201 North Market Street
8th Floor
Wilmington, Delaware 19801

         Re:  Honda Auto Receivables 2001-1 Owner Trust
              Asset Backed Certificates
              -----------------------------------------

Dear Sirs:

         In connection with our acquisition of the above-referenced Asset Backed Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or an interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner or made any general solicitation by means of general advertising or in any other manner, taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, (e) we are not a Benefit Plan and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the certificates for our own account or for resale pursuant to Rule 144A and understand that such certificates may be resold, pledged or transferred only
(i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Act.


                                             Very truly yours,

                                             [NAME OF TRANSFEREE]


                                             By
                                               ---------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




--------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)


the within Trust Certificate, and all rights thereunder, any hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

                                                                               -
                                       ----------------------------------------
                                                Signature Guaranteed:

                                             ----------------------------



----------------------

- NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.